UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2006

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                       THE MANAGEMENT NETWORK GROUP, INC.
             (Exact name of registrant as specified in its charter)

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                                    Delaware
                 (State or other jurisdiction of incorporation)

         0-27617                                          48-1129619
(Commission File Number)                       (IRS Employer Identification No.)

7300 College Boulevard, Suite 302, Overland Park, KS         66210
(Address of principal executive offices)                  (Zip Code)

                                 (913) 345-9315
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report).

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events.

     Press Release Announcing Acquisition of Assets

     On July 28, 2006, The Management Network Group, Inc. ("TMNG") announced the acquisition of certain tangible and intangible assets of Adventis Corporation. This acquisition follows TMNG's April 2006 acquisition of the assets of Adventis Ltd., the international operations of Adventis Corporation, which was reported in a current report on a Form 8-K filed with the Securities and Exchange
Commission on April 5, 2006. A copy of the July 28, 2006 press release announcing the recent acquisition is attached as Exhibit 99.1.


Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number             Description
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99.1                       Press Release dated July 28, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE MANAGEMENT NETWORK GROUP, INC.


Date:  August 1, 2006                By:  /s/ Donald E. Klumb
                                        ----------------------------------
                                          Name:   Donald E. Klumb
                                          Title:  Vice President and Chief
                                                  Financial Officer









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                                  EXHIBIT INDEX


Exhibit Number             Description
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99.1                       Press Release of Registrant, Dated July 28, 2006